EXHIBIT 99.02

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Exhibit 99.02

[ALLIANCE CAPITAL LOGO]

ASSESSING INVESTMENT CAPABILITY
FUTURE INVESTMENT RESULTS

Bruce Calvert
Chief Executive Officer

January 16, 2003

[ALLIANCE CAPITAL LOGO]

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ASSESSING INVESTMENT CAPABILITY — E.G.

FUTURE INVESTMENT RESULTS

Goals

Client Satisfaction

Business Growth

Objective Compensation

Key Questions

Do We Have the Right Mix of Product Offerings to Meet Client Needs Over the Long Term?

Are We Positioned to Add Value in Every Product We Offer?

Analysis

Quantitative and Qualitative Perspectives are Crucial

Judgement

Required Action

Continuous Improvement

Invest (Acquire/Hire) - Restructure

Withdraw

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QUANTITATIVE ANALYSIS

The Key Questions

•                  Are We Adding Value Relative to Reasonable Client Expectations?

•                  Do the Findings Mean Anything for the Future?

•                  Is the Level and Nature of Current Portfolio Risk (ex ante) Appropriate?

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RETURNS FOR SELECTED ALLIANCE MUTUAL FUNDS
1994 - 1999

[CHART]

* Fee adjusted institutional composite.

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THE ENVIRONMENT
1994-1999

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RETURNS FOR SELECTED ALLIANCE MUTUAL FUNDS
2000-2002

[CHART]

* Fee adjusted institutional composite.

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THE ENVIRONMENT
2000-2002

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RETURNS FOR SELECTED ALLIANCE MUTUAL FUNDS
1994-2002

[CHART]

* Fee adjusted institutional composite.

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THE ENVIRONMENT
1994-2002

[CHART]

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QUANTITATIVE ANALYSIS

The Key Questions

•                  Are We Adding Value Relative to Reasonable Client Expectations?

•                  Do the Findings Mean Anything for the Future?

•                  Is the Level and Nature of Current Portfolio Risk (ex ante) Appropriate?

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QUALITATIVE ASSESSMENT

People — Leadership - Depth - Intellect - Energy - Character - Experience - Continuity

Philosophically Committed

Process

•                  Internal Logic

•                  Rigor

•                  Continuity

Resources

•                  Research

•                  Trading

•                  Systems

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ASSESSING INVESTMENT CAPABILITY — E.G.

FUTURE INVESTMENT RESULTS

•      Quantitative Perspectives

•                  Risk and Style Consistency

•                  Key Funds Have Generally Met or Exceeded Reasonable Expectations

•                  The Importance of Diversification

•     Qualitative Assessment Generally Reinforces Confidence that Value Added Performance will Persist in the Future

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